SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[_]  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material under § 240.14a-12

BIOSPECIFICS TECHNOLOGIES CORP.
(Name of Registrant as Specified In Its Charter)
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BIOSPECIFICS TECHNOLOGIES CORP.
35 Wilbur Street
Lynbrook, New York 11563
516-593-7000
September 28, 2007

Dear Stockholder:

On behalf of the Board of Directors of BioSpecifics Technologies Corp. (the “Company”), I invite you to attend our 2007 Annual Meeting of Stockholders.  We hope you can join us.  The annual meeting will be held:

At:	Thelen Reid Brown Raysman & Steiner LLP 875 Third Avenue, 10th Floor Conference Room #1040 New York, New York 10022

On:	Wednesday, October 24, 2007

Time:	10:00 a.m., local time

The Notice of the 2007 Annual Meeting of Stockholders and the Proxy Statement accompany this letter.  Copies of our 2006 Annual Report on Form 10KSB together with quarterly reports on Form 10QSB for the quarters ended March 31, 2007 and June 30, 2007 (each including the financial statements and financial statement schedules, as filed with the SEC) is included with this Notice.

At the 2007 Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations.  You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities.  You will also have an opportunity to meet the directors of the Company.

As discussed in the enclosed Proxy Statement, the 2007 Annual Meeting will also be devoted to the election of directors, the ratification of the appointment of the Company’s auditors and consideration of any other business matters properly brought before the 2007 Annual Meeting.

We know that many of our stockholders will be unable to attend the 2007 Annual Meeting in person.  We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the 2007 Annual Meeting.  Whether or not you plan to attend, please take the time now to read the proxy statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope.  You may revoke your proxy at any time prior to the time it is voted at the 2007 Annual Meeting.  Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in BioSpecifics Technologies Corp.  We look forward to seeing you at our 2007 Annual Meeting.

If you have any questions about the Proxy Statement, please contact me at (516) 593-7000.

Sincerely,
/s/ Thomas L. Wegman
Thomas L. Wegman President

BIOSPECIFICS TECHNOLOGIES CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

October 24, 2007

To the Stockholders of BIOSPECIFICS TECHNOLOGIES CORP.:

Notice is hereby given that the 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”) of BioSpecifics Technologies Corp., a Delaware corporation (the “Company”), will be held on Wednesday, October 24, 2007, at 10:00 a.m., local time, at the offices of Thelen Reid Brown Raysman & Steiner LLP, 875 Third Avenue, 10th Floor, New York, New York 10022 for the following purposes:

1.	To elect six persons to the Board of Directors of the Company, each to serve as specified in the attached Proxy Statement or until such person resigns, is removed, or otherwise leaves office;

2.	To ratify the selection by the Audit Committee of Tabriztchi & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

3.	To transact such other business as may properly come before the 2007 Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on September 24, 2007 are entitled to this notice (this “Notice”) and to vote at the 2007 Annual Meeting and any adjournment.

A Proxy Statement describing the matters to be considered at the 2007 Annual Meeting is attached to this Notice. Copies of our 2006 Annual Report on Form 10KSB together with quarterly reports on Form 10QSB for the quarters ended March 31, 2007 and June 30, 2007 (each including the financial statements and financial statement schedules, as filed with the SEC) accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

It is important that your shares be represented at the meeting.  We urge you to review the attached Proxy Statement and, whether or not you plan to attend the meeting in person, please vote your shares promptly by completing, signing and returning the accompanying proxy card. You do not need to affix postage to the enclosed reply envelope if you mail it within the United States.  If you attend the meeting, you may withdraw your proxy and vote your shares personally.

If you plan to attend the meeting, please mark the accompanying proxy card in the space provided and return it to us.  This will assist us with meeting preparations.  If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee that holds your shares to provide you with evidence of your share ownership.  This will enable you to gain admission to the meeting.

By Order of the Board of Directors,
/s/ Thomas L. Wegman
Thomas L. Wegman President

September 28, 2007

BIOSPECIFICS TECHNOLOGIES CORP.
35 Wilbur Street
Lynbrook, New York 11563

PROXY STATEMENT

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of BioSpecifics Technologies Corp., a Delaware corporation (the “Company,” “BioSpecifics” or “we”), for the 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”).  The 2007 Annual Meeting is to be held at 10:00 a.m., local time, on Wednesday, October 24, 2007, and at any adjournment or adjournments thereof, at the office of Thelen Reid Brown Raysman & Steiner LLP, 875 Third Avenue, 10th Floor, New York, New York, 10022.

The approximate date on which the Proxy Statement and proxy card are intended to be sent or given to stockholders is September 28, 2007.

The purposes of the 2007 Annual Meeting are to seek stockholder approval of two proposals: (i) electing six (6) directors to the board of directors of the Company (the “Board” or “Board of Directors”) and (ii) ratifying the appointment of the Company’s accountants for fiscal year 2007.

Who May Vote

Only stockholders of record of our common stock, $.001 par value (the “Common Stock”), as of the close of business on September 24, 2007 (the “Record Date”) are entitled to notice and to vote at the 2007 Annual Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the 2007 Annual Meeting will be available at the 2007 Annual Meeting, and will also be available for ten days prior to the 2007 Annual Meeting, during office hours, at the executive offices of the Company at 35 Wilbur Street, Lynbrook, New York, 11563, by contacting the President of the Company.

The presence at the 2007 Annual Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum.  Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the 2007 Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are not included for the purposes of determining whether a quorum of shares is present at the 2007 Annual Meeting.  A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had issued and outstanding 5,316,101 shares of Common Stock.  Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the 2007 Annual Meeting.  No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by completing and signing the proxy card and mailing it in the enclosed postage-paid envelope.

Complete instructions are included on the proxy card.  If your shares are held through a broker, trust, bank or other nominee, you should refer to information forwarded to you by such holder of record for your voting options.

The shares represented by any proxy duly given will be voted at the 2007 Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein, and FOR ratification of Tabriztchi & Co. LLP as the Company’s independent registered public accounting firm. In addition, if other matters come before the 2007 Annual Meeting, the persons named in the accompanying proxy card will vote in accordance with their best judgment with respect to such matters.

Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters.  Under Proposal 1 (Election of Directors), the six candidates for election as directors at the 2007 Annual Meeting are uncontested.  In uncontested elections, directors are elected by majority of the votes cast at the meeting.  Proposal 2 (Ratification of Independent Auditors) requires the vote of a majority of the shares present in person or by proxy at the 2007 Annual Meeting for approval.

Shares which withhold votes or abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter.  Accordingly, withheld votes, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors, and the ratification of the selection of the independent registered public accounting firm) that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted.  Such revocation may be effected in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the President at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting in person at the 2007 Annual Meeting.  Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the 2007 Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the 2007 Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the 2007 Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn).

You are requested, regardless of the number of shares you own or your intention to attend the 2007 Annual Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, by phone through agents of the Company, or the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone.  The Company may utilize the services of a proxy solicitation Company to solicit proxies and the estimated cost for such services are not anticipated to exceed $15,000. The Company will also reimburse brokerage houses for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2006 Annual Report on Form 10KSB together with quarterly reports on Form 10QSB for the quarters ended March 31, 2007 and June 30, 2007 (each including the financial statements and financial statement schedules, as filed with the SEC) (together referred to as the “2006 Annual Report and 2007 Quarterly Reports”) and Proxy Statement for the 2007 Annual Meeting will be delivered to an address where two or more stockholders reside unless we have received contrary instructions from a stockholder at the address.  A separate proxy card will be delivered to each stockholder at the shared address.

If you are a stockholder who lives at a shared address and you would like additional copies of the 2006 Annual Report and 2007 Quarterly Reports, this Proxy Statement, or any future annual reports or proxy statements, contact  Thomas L. Wegman, President, BioSpecifics Technologies Corp., 35 Wilbur Street, Lynbrook, New York 11563, telephone number (516) 593-7000, and we will promptly mail you copies.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors have any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board.

Directors and Executive Officers

Set forth below are the names of our current directors, officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

THOMAS L. WEGMAN. Mr. Wegman,age 52, has served as an officer of the Company for more than 15 years. He is our current President and has served as our President since October 17, 2005. Prior to such appointment he served as the executive vice president of the Company. Effective in 1994, Mr. Wegman became a director on the Board of the Company and has served as such since that time. He has over 30 years of experience in the bio-pharmaceutical industry that encompasses managing company operations and drug development, licensing, and registration. From 1978 thru 1983, Mr. Wegman managed the production, marketing and foreign registration activities related to an avian vaccine business.  Mr. Wegman has been instrumental in licensing technologies from universities for use by the Company.  He is the author of a number of U.S. and foreign patents in the life sciences field.  Mr. Wegman received his B.A. from Boston University. Mr. Wegman is the son of our former CEO and Chairman, Edwin H. Wegman, who passed away on February 16, 2007. Mr. Wegman is the brother of Dr. Mark Wegman and the stepson of Toby Wegman, both of whom are currently directors of the Company and are nominated for re-election at the 2007 Annual Meeting.

HENRY MORGAN. Mr. Morgan, age 86, is currently a director on the Board and has served as a director of the Company since 1990, with the exception of a few interim months. He has been a practicing attorney for more than 50 years.  Prior to his work as an attorney, he was employed in the insurance industry as an underwriter, auditor and agent.  His law practice is in the defense of corporations, some of whom are major pharmaceutical companies, and individuals for claims asserted against them that allege professional errors and omissions, defective products and employment related disputes.  Mr. Morgan is a member of the Essex County, New Jersey State and American Bar Associations, the International Association of Defense Counsel and the Defense Research Institute.  He received his B.A. and J.D. degrees from Rutgers, The State University of New Jersey.

DR. PAUL GITMAN. Dr. Gitman, age 66, is currently a director on the Board and has served as a director of the Company since 1990. He is board certified by the American Board of Internal Medicine and the American Board of Quality Assurance and Utilization Review.  Following 25 years in private medical practice he joined the fulltime faculty of Long Island Jewish Medical Center where he became Medical Director.  In 2007, Dr Gitman was promoted to Vice President of Medical Affairs for the North Shore Long Island Jewish Health system.  Dr. Gitman is currently an Associate Professor of Medicine at Albert Einstein College of Medicine as well as the Vice Chairman of the Medical Society of the State of New York’s Committee for Physician’s Health.  He has served on the New York State Board of Medicine for 10 years and on various New York State Committees and Task Forces.  He is past President of  both the New York Chapter of the American College of Physicians and  the Medical Society of the County of Queens.  Dr. Gitman received his medical degree from Boston University School of Medicine.

MICHAEL SCHAMROTH.  Mr. Schamroth, age 67, is currently a director on the Board and has served as a director of the Company since 2004. He has been a partner of M. Schamroth & Sons in New York City for the past 37 years.  As a principal in this fourth-generation international diamond house, Mr. Schamroth has extensive experience in dealing with all aspects of the trade, from manufacturing to sales. He has been a member of the Diamond Manufacturers and Importers Association since 1964, and has served on the Nominating and Building Committees of the Diamond Dealers Club.  In addition, Mr. Schamroth has served as the Chairman of the Board of South Nassau Communities Hospital and the Chairman of the Board of the Winthrop-South Nassau University Health System.  He is currently a Board member of Sound Bank of North Carolina.  He has been a member of the Miami University Business Advisory Board since 1984 and served as its Chairman from 1987-1988.  He received his B.S. in Business from Miami University, Oxford, Ohio.

TOBY WEGMAN.  Ms. Wegman, age 72, is currently a director on the Board and has served as a director of the Company since June 25, 2007.  Ms. Wegman is the widow of our former CEO and Chairman, Edwin H. Wegman. Ms. Wegman has had a range of business-related work experiences. For five years she owned and operated a women’s apparel business and prior to that managed a women’s retail clothing operation.  She has also been actively involved in the management of Edwin H. Wegman’s business interests and finances for many years.  Ms. Wegman is the step mother of Thomas L. Wegman and Dr. Mark Wegman, both of whom are currently directors of the Company and are nominated for re-election at the 2007 Annual Meeting.  Ms. Wegman is a member of the Lion of Judah, and a lifetime member of the National Council of Jewish Women.

DR. MARK WEGMAN.  Dr. Wegman, age 57, is currently a director on the Board and has served as a director of the Company since June 25, 2007. He joined International Business Machines (“IBM”) in 1975 where Dr. Wegman is currently Head of Computer Science with world wide responsibilities in IBM’s eight research laboratories.  Dr. Wegman is recognized for his significant contributions to computer algorithms and compiler optimization that have deeply influenced many areas of computer science and practice. This work was recognized by the Special Interest Group On Programming Languages in 2006 with its Programming Languages Achievement Award.  He recently was named as an IBM Fellow, which is IBM’s highest technical honor. Dr. Wegman is the author of over 30 publications in the field of Computer Science.  Dr. Wegman received his doctorate in Computer Science from the University of California at Berkeley.  Dr. Wegman is the son of our former CEO and Chairman, Edwin H. Wegman. Dr. Wegman is the brother of Thomas L. Wegman and the stepson of Toby Wegman, both of whom are currently directors of the Company and are nominated for re-election at the 2007 Annual Meeting.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named executive officers during the 2006 calendar year.

SUMMARY COMPENSATION TABLE - 2006

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Edwin Wegman, CEO and Chairman of the Board (1)	2006	401,422	0	63,540(2)	16,898(3)	481,860
Thomas Wegman, President (4)	2006	251,590	0	77,001(5)	3,720(6)	382,311
Lawrence Dobroff, CFO (7)	2006	138,461	25,000	51,190(8)	0	214,651

(1)	Upon his death on February 16, 2007, Edwin H. Wegman ceased to be the Chairman & CEO of the Company.
(2)	On January 23, 2006 the Board approved a grant of 100,000 options with an exercise price of $1.10 per share.
(3)
On September 6, 2006, the non-employee members of the Board affirmed their approval of the Company’s transferring title of the Company’s used 1997 Cadillac Sedan, valued at $4,550, to Mr. Edwin H. Wegman as additional compensation, $7,875 represents compensation in 2006 for the value at the time of issuance of restricted stock to an individual who provided personal services to Edwin H. Wegman, $3,291 for personal legal services to Edwin H. Wegman which was paid by the Company and $1,175 for the value of vehicles owned or leased by the Company.

(4)	Thomas L. Wegman also serves as the President of the Company’s wholly-owned subsidiary Advance Biofactures Corporation for no additional compensation.
(5)
On January 23, 2006 the Board approved a stock grant of 100,000 options with an exercise price of $1.00 per share. On September 6, 2006 the Board approved a stock grant of 125,000 options with a exercise price of $0.83 per share, which includes 100,000 contingent options that vest in two installments if the Company achieves certain objectives set by the Board, including the Company becoming current in its SEC filings. As of the date of this Proxy Statement, none of the 100,000 contingent options have vested.

(6)	Value of vehicles owned or leased by the Company.
(7)	On May 7, 2007, the Board terminated Lawrence Dobroff’s employment with the Company.
(8)
On January 23, 2006 the Board approved a stock grant of 25,000 options with an exercise price of $1.00 per share. On September 6, 2006 the Board approved a stock grant of 15,000 options with an exercise price of $0.83 per share. This number also includes 19,413 stock options that were granted at various dates in 2006 based on an annual award by the Board made when Mr. Dobroff became the CFO of the Company in December 2004.

Narrative disclosure to summary compensation table

Edwin H. Wegman

On January 23, 2006, the Board awarded to Edwin H. Wegman options to purchase 100,000 shares of common stock at an exercise price of $1.10 per share (as a ten-percent stockholder of the Company, Edwin H. Wegman’s options have an exercise price equal to 110% of the closing sales price of the common stock on the date of grant and expire 5 years from the grant date).

On February 16, 2007, Edwin H. Wegman, our Chief Executive Officer and Chairman of the Board passed away. On February 20, 2007, our Board appointed Thomas L. Wegman, our President and son of Edwin H. Wegman, to also act as our Principal Executive Officer. As of the date hereof, the Board has not appointed a new Chief Executive Officer or Chairman of the Board. On February 20, 2007, the Board, out of generosity and affection, also approved the payment to Toby Wegman, the widow of Edwin H. Wegman of a death benefit to recognize and honor Edwin H. Wegman’s past service to the Company, in an amount equal to the salary that Edwin H. Wegman would have received for a one year period commencing on February 20, 2007, payable on the same semi-monthly basis. In addition, the Board approved the continuation of spousal health benefits for Toby Wegman for a one year period commencing February 20, 2007, at the Company’s expense.

Following the death of Edwin H. Wegman on February 16, 2007, under the Company’s 2001 Employee Stock Option Plan, the Estate of Edwin H. Wegman was required to exercise all options held by the estate by midnight on August 16, 2007 because all options expire 6 months from the death of the option holder pursuant to the terms of the 2001 Employee Stock Option Plan. At the request of the Estate of Edwin H. Wegman, on July 30, 2007, the Board of Directors of the Company extended the expiration dates of the two options to their original expiration dates.

Thomas L. Wegman

On January 23, 2006, the Board awarded to Thomas L. Wegman options to purchase 100,000 shares of common stock at an exercise price of $1.00 per share (100% of the closing sales price of the common stock on the grant date), vesting on the grant date and expiring ten years from the grant date. The shares vested upon the grant date.

On September 6, 2006, the Board awarded a bonus stock option award to Thomas L. Wegman in the form of options to purchase 25,000 shares of common stock in recognition of his valued efforts in connection with the consummation of the sale of the Company’s topical business to DFB Biotech, Inc. Each option vested on the grant date, has an exercise price of $0.83 per share, equal to 100% of the closing sales price of the common stock on the grant date, and expires ten years from the grant date.

On September 6, 2006, as an incentive for attaining certain goals for the Company, the non-employee members of the Board granted to Thomas L. Wegman incentive stock options to acquire 100,000 shares of common stock of the Company at an exercise price equal to $0.83 per share (equal to 100% of the closing sales price of the common stock on the grant date) and expiring ten years from the grant date. The options are to vest in two installments if the Company achieves certain objectives set by the Board, including the Company becoming current in its SEC filings. As of the date of this Proxy Statement, none of the 100,000 contingent options have vested.

Lawrence Dobroff

On January 23, 2006, the Board awarded to Lawrence Dobroff options to purchase 25,000 shares of common stock at an exercise price of $1.00 per share, with immediately vesting, expiring ten years from the grant date.

On September 6, 2006, the Board awarded a bonus stock option award to Lawrence Dobroff in the form of options to purchase 15,000 shares of common stock, in recognition of his valued efforts in connection with the consummation of the sale of the Company’s topical business to DFB Biotech, Inc. Each option vested on the grant date, has an exercise price of $0.83 per share, equal to 100% of the closing sales price of the common stock on the grant date, and expires ten years from the grant date.

On September 6, 2006, the Board also authorized the payment to Lawrence Dobroff of a cash bonus award of $40,000 payable upon the achievement of certain objectives set by the Board. The cash bonus was never paid out because the objectives were not met during Mr. Dobroff’s employment with the Company.

In December 2004, Lawrence Dobroff was promoted to Chief Financial Officer (CFO) and on a monthly basis received a stock grant based upon a set dollar limit of $1,667 per month or $20,000 per year. This promotion in 2004 resulted in 17,054 shares being granted at various dates in 2005 and 958 shares in 2004.  On December 4, 2006, the Board authorized the termination of the yearly grant of $20,000 worth of stock options to Mr. Dobroff.  Effective January 1, 2007, Mr. Dobroff received $20,000 in cash compensation in addition to his yearly salary in lieu of the stock options.

On May 7, 2007, the Company terminated the employment of Mr. Dobroff, effective May 7, 2007. Effective the same date, we appointed Thomas L. Wegman, our President and Principal Executive Officer to serve as our Principal Financial Officer for the purpose of making the certifications required by the Sarbanes-Oxley Act of 2002.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END - 2006

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Edwin H. Wegman	39,000	0	0	1.00	9/29/2012	0	0	0	0
	100,000	0	0	1.10	1/22/2011	0	0	0	0
Thomas L. Wegman	1,000	0	0	3.875	2/25/2007	0	0	0	0
	1,500	0	0	4.50	10/08/2007	0	0	0	0
	1,500	0	0	4.38	1/14/2008	0	0	0	0
	1,800	0	0	4.25	10/12/2008	0	0	0	0
	2,500	0	0	4.00	12/14/2008	0	0	0	0
	20,000	0	0	3.00	7/12/2009	0	0	0	0
	50,000	0	0	1.875	10/28/2009	0	0	0	0
	20,000	0	0	1.00	12/26/2010	0	0	0	0
	50,000	0	0	1.00	4/18/2011	0	0	0	0
	45,000	0	0	1.00	9/29/2012	0	0	0	0
	100,000	0	0	1.00	1/22/2016	0	0	0	0
	0	100,000	100,000.83		9/5/2016	0	0	0	0
	25,000	0	0.83		9/5/2016	0	0	0	0
Lawrence Dobroff	958	0	0	1.00	12/5/2014	0	0	0	0
	25,000	0	0	2.05	1/22/1016	0	0	0	0
	15,000	0	0.83		9/5/2016	0	0	0	0
	1,894	0	0	0.97	1/5/2016	0	0	0	0
	1,852	0	0	1.00	2/5/2016	0	0	0	0
	2,165	0	0	0.85	3/5/2016	0	0	0	0
	1,149	0	0	1.60	4/5/2016	0	0	0	0
	1,754	0	0	1.05	5/4/2016	0	0	0	0
	2,252	0	0	0.82	6/5/2016	0	0	0	0
	1,684	0	0	1.10	7/5/2016	0	0	0	0
	1,852	0	0	1.00	8/3/2016	0	0	0	0
	2,222	0	0	0.83	9/5/2016	0	0	0	0
	1,543	0	0	1.20	10/5/2016	0	0	0	0
	636	0	0	2.90	11/5/2016	0	0	0	0
	410	0	0	4.50	12/5/2016	0	0	0	0

Narrative to outstanding equity awards table

This information is located in the narrative to the summary compensation table above.

DIRECTOR COMPENSATION – 2006

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d) (1)	(e)	(f)	(g)	(h)(2)
Edwin H. Wegman (3)	0	0	0	0	0	0	0
Thomas L. Wegman (4)	0	0	0	0	0	0	0
Henry Morgan	8,500	0	55,541	0	0	0	55,541
Dr. Paul Gitman	9,000	0	55,541	0	0	0	55,541
Michael Schamroth	8,500	0	20,909	0	0	0	20,909

(1)
Excludes a one-time grant on March 2, 2007 to each of the then non-employee directors (three) of 24,000 options granted in lieu of attendance fees and the $10,000 annual retainer that were granted to each of the non-employee directors at the September 6, 2006 Board meeting.  As a result of the actions at the March 2, 2007 meeting, the sole compensation for non-employee directors going forward will be (i) an annual grant of options to purchase 15,000 shares of common stock on each anniversary of the September 6, 2006 meeting (and, with respect to the two additional directors appointed in 2007, on each  anniversary of the June 25, 2007 meeting), with such options vesting 1/12 per month until fully vested, and (ii) reimbursement of expenses incurred in attending meetings.

(2)
As of December 31, 2006, (i) Mr. Morgan had, in the aggregate, options to purchase 100,425 shares of Company common stock of which 11,250 have not yet vested,  (ii) Dr. Gitman had, in the aggregate, options to purchase 100,425 shares of Company common stock of which 11,250 have not yet vested, and (iii) Mr. Schamroth had, in the aggregate, options to purchase 45,000 shares of Company common stock of which 11,250 have not yet vested.

(3)	Edwin H. Wegman served as our CEO and Chairman of the Board and received no additional compensation to serve on the Board as a director.

(4)	Thomas L. Wegman serves as our President and received no additional compensation to serve on the Board as a director.

Narrative to director compensation table

In 2006, we had three non-employee directors: Henry Morgan, Dr. Paul Gitman and Michael Schamroth.

On September 6, 2006, the employee directors of the Board approved the following compensation for each of the non-employee members on the Board: (a) a $10,000 yearly retainer payable in arrears in December of each year commencing in December 2007; (b) $1,500 for each meeting of the Board of Directors attended in person, and $500 for each meeting of the Board of Directors attended telephonically, effective - retroactively from January 1, 2006 and payable upon attendance of each meeting going forward; and (c) 15,000 non-qualified stock options per year, vesting 1/12 per month during the applicable year with a grant date for 2006 of September 6, 2006 and having an exercise price equal to $0.83 per share, equal to 100% of the closing sales price of the common stock on the grant date, and expires ten years from the grant date.. Prior to this action by the employee directors, the non-employee directors had not received compensation since 2002 for serving on the Company’s Board or its Committees.

On June 25, 2007, the Board elected Toby Wegman to serve as a director of the third class of the Board to fill the vacancy created by the death of Edwin H. Wegman, the former CEO, Chairman and director of the third class of the Board.  Toby Wegman is the widow of the late Edwin H. Wegman.

In addition, on June 25, 2007, the Board approved an increase in the size of the Board from five to six directors by adding a second director to the third class of the Board and elected Dr. Mark Wegman to fill the vacancy created by such increase. Dr. Mark Wegman is the son of the late Edwin H. Wegman, the brother to current director, Thomas L. Wegman, and stepson to Toby Wegman.

On June 25, 2007, the Company granted to each newly elected director a nonqualified stock option to purchase 15,000 shares of the Company’s common stock.   The options vest at a rate of 1/12 per month, commencing on the date of grant, and on each successive anniversary date until 100% of the options are vested.  The options granted to Toby Wegman and Dr. Mark Wegman have an exercise price per share of $4.63, which is 100% of the fair market value on the date of grant and a term of ten years.

Prior to the compensation authorized in September 6, 2006 (disclosed above), we had no specific policy for compensating directors for fiscal years 2005, 2004 or 2003 nor was any cash compensation earned by any non-employee director during these periods.  Directors were reimbursed for out of pocket expenses incurred as a result of their participation on our Board.  Except as stated above, our current directors do not receive any additional compensation for the services they provide to us as directors.

On March 2, 2007, at a meeting of the Board, Thomas L. Wegman, acting as the sole disinterested director, granted to each of our non-employee directors, Dr. Paul Gitman, Henry Morgan and Michael Schamroth, a one-time grant of options to purchase 24,000 shares of the Company in lieu of both the attendance fees and the $10,000 annual retainer that were granted to each of the non-employee directors at the September 6, 2006 Board meeting. The 24,000 options will vest monthly with respect to 1/12 of the total number of shares until all of the shares underlying the options have vested. The exercise price of the options is $4.00 (equal to 100% of the closing sales price of the common stock on the grant date) and the options expire ten years from the grant date. The 24,000 options granted on March 2, 2007 are in addition to the options to purchase 15,000 shares that were granted at that the September 6, 2006 meeting. As a result of the actions at the March 2, 2007 meeting, the sole compensation for non-employee directors going forward will be (i) an annual grant of options to purchase 15,000 shares of common stock on each anniversary (September 6, 2006 for Dr. Paul Gitman, Henry Morgan and Michael Schamroth and June 25, 2007 for Toby Wegman and Mark Wegman), with the options vesting 1/12 per month until fully vested and (ii) reimbursement of expenses incurred in attending meetings.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Based on information publicly filed and provided to us by certain holders, the following table shows the amount of our common stock beneficially owned as of the close of business on the Record Date, September 24, 2007, by (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each executive officer, (iii) each of our directors and nominees, and (iv) all of our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise stated in a footnote, each of the beneficial owners listed below has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

Name and Address of Beneficial Owner	Options Owned(1)	Shares Owned(2)	Total Owned	Percent of Common Stock
Estate of Edwin H. Wegman (3) Co-executor Toby Wegman Co-executor Thomas L. Wegman 35 Wilbur Street Lynbrook, New York 11563	139,000	2,048,442	2,187,442	41.1%
Jeffrey K. Vogel (4) 1 Meadow Drive Lawrence, NY 11559	--	496,041	496,041	9.3%
Thomas L. Wegman 35 Wilbur Street Lynbrook, New York 1156s3	317,300	50,944(5)	368,244	6.9%
Dr. Paul Gitman (6) 35 Wilbur Street Lynbrook, New York 11563	118,925	56,000	174,925	3.3%
Henry Morgan 35 Wilbur Street Lynbrook, New York 11563	118,925	23,528	142,453	2.7%
Michael Schamroth 35 Wilbur Street Lynbrook, New York 11563	63,500	136,800(7)	200,300	3.8%
Toby Wegman(8) 35 Wilbur Street Lynbrook, New York 11563	6,250	(3)	6,250	* %
Mark Wegman (9) 35 Wilbur Street Lynbrook, New York 11563	6,250	41,494	47,744	1%
All executive officers and directors/director nominees as a group (6 persons)	631,150	308,766	939,916	17.7%

*	Less than 1%

(1)	For each beneficial owner above, any options which will become exercisable within 60 days have been included.

(2)	A total of 5,316,101 shares of our common stock is considered to be outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(3)
Includes 1,843,327 shares of common stock owned by The S.J. Wegman Company, a partnership of which Edwin H. Wegman was the sole general partner. Upon his death on February 16, 2007, The S.J. Wegman Company was legally dissolved.  At the present time, we do not know who will own or control the shares of the Company owned by The S.J. Wegman Company but presume they are beneficially owned by the co-executors of the Estate, Toby Wegman and Thomas L. Wegman.  These shares are subject to a pledge agreement, under which the dissolution of The S.J. Wegman Company constitutes an event of default, giving the Board the right to vote the pledged shares.  For purposes of this Proxy Statement, the shares beneficially owned by Toby Wegman and Thomas L. Wegman, the co-executors of the Estate of Edwin H. Wegman, exclude the shares presumed to be beneficially owned by the Estate.

(4)
Includes 200,729 shares of common stock held directly by Jeffrey K. Vogel, the sole shareholder and President of Bio Management, which is the sole general partner of Bio Partners, and 295,312 shares of common stock held by Bio Partners. The foregoing information is based solely on Jeffrey K. Vogel’s Section 16 filings with the SEC without independent verification.

(5)
Includes 7,300 shares of common stock held by Thomas L. Wegman's wife and child. Excludes 100,000 options which are contingent and are currently not exercisable. Thomas L. Wegman is the son of Edwin H. Wegman, the brother of Mark Wegman and step-son to Toby Wegman. He is also the co-executor of the Estate of Edwin H. Wegman. For purposes of this table, the number of shares beneficially owned by Thomas L. Wegman excludes the shares beneficially owned by the Estate of Edwin H. Wegman.  All indirect ownership is disclosed in Footnote 3 above.

(6)	Includes 7,500 shares of common stock held by Dr. Gitman's wife.

(7)	Includes 136,800 shares owned by M. Schamroth & Sons. Mr. Schamroth has disclaimed any beneficial ownership interest in the 136,800 shares owned by M. Schamroth & Sons.

(8)
Includes only options held directly in her name and currently exercisable or exercisable within 60 days.  For purposes of this table, the number of shares beneficially owned by Toby Wegman excludes the shares beneficially owned by the Estate of Edwin H. Wegman. All indirect ownership is disclosed in Footnote 3 above.

(9)	Includes 37,594 shares of common stock held jointly by Mark Wegman and his wife.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company.  It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance.  Members of the Board are kept informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports.

The Board is divided into three classes, each of which serves for a term of three years, with only one class of directors being elected in each year. The term of office of the first class of directors, presently consisting of Thomas L. Wegman and Dr. Paul A. Gitman was scheduled to expire at the annual meeting for the year 2005; the term of office of the second class of directors, presently consisting of Henry Morgan and Michael Schamroth is scheduled to expire on the date of the annual meeting for the year 2006; and the third class of directors, consisting of Edwin H. Wegman was scheduled to expire on the date of the annual meeting for the year 2004. On February 16, 2007, Edwin H. Wegman died, and as such, the third class was vacant until June 25, 2007 at which time his widow, Toby Wegman, and his son, Mark Wegman, were elected by the Board to the third class because the Company’s certificate of incorporation requires that the classes be evenly balanced.  Because we had not filed all required financial statements with the SEC, we were advised by current legal counsel not to hold a vote of the stockholders for any class of directors until after our filings become current. Given that we have now filed all of our required financial statements with the SEC, and in order to preserve the staggered board as originally contemplated, all six (6) directors will be up for election at the 2007 Annual Meeting and each director shall hold office for the term for which elected as specified below and until his or her successor shall be elected and shall qualify and be subject to such director’s earlier death, resignation or removal.

Classes of Directors	Expiration of Term After Election at 2007 Annual Stockholders Meeting	Current Directors in Class
First Class	2009 Annual Stockholders Meeting	Thomas L. Wegman Dr. Paul Gitman
Second Class	2010 Annual Stockholders Meeting	Michael Schamroth Henry Morgan
Third Class	2008 Annual Stockholders Meeting	Toby Wegman Mark Wegman

The individuals who have been nominated for election to the Board at the 2007 Annual Meeting are listed in the table below.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the 2007 Annual Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly.  The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director.  The six (6) nominees for election as directors are uncontested.  In uncontested elections, directors are elected by majority of the votes cast at the meeting.  Shares which withhold votes or abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter.  Accordingly, withheld votes, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors, and the ratification of the selection of the independent registered public accounting firm) that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Director Selection

The Board does not have a standing nominating committee. The entire Board assumes the duties that would be delegated to nominating committee. The Board does not have a charter governing its duties with respect to the nomination process.

The Board of Directors accepts director nominations made by stockholders. The Board of Directors may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, they evaluate the entirety of each candidate's credentials and do not have any specific minimum qualifications that must be met by a nominee. They will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons. They will not evaluate candidates differently based on who has made the recommendation

The Board of Directors recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position/s	Director Since

Thomas L. Wegman	52	President and Director	1994

Dr. Paul Gitman	66	Director	1990

Michael Schamroth	67	Director	2004

Henry Morgan	86	Director	1990

Toby Wegman	72	Director	June 25, 2007

Dr. Mark Wegman	57	Director	June 25, 2007

For information as to the shares of the Common Stock held by each nominee, see “Securities Ownership of Certain Beneficial Owners and Management,” which starts on page 13 of this Proxy Statement.

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated above under the heading “Proposal 1 Election of Directors” or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified.  There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions.  Thomas L. Wegman, and Dr. Mark Wegman are brothers and Toby Wegman, their stepmother, is the widow of Edwin H. Wegman, the father of Thomas L. Wegman and Dr. Mark Wegman.

The Board met eight times during the calendar year ended December 31, 2006 and each incumbent director who was a director in 2006 attended over 75% of all meetings held by the Board and held by Board Committees on which he served as a member.

COMMITTEES OF THE BOARD OF DIRECTORS

Committees and Meetings

Our Board currently has two standing committees which, pursuant to delegated authority, perform various duties on behalf of and report to the Board: (i) Audit Committee, and (ii) Compensation Committee. From time to time, the Board may establish other committees. In the year ended 2006 the Board had a standing Executive Committee consisting of Edwin H. Wegman and Thomas L. Wegman. The Executive Committee did not meet during the years ended December 31, 2005 or December 31, 2006, and at its meeting on December 4, 2006, the Board abolished the Executive Committee. At the Board meeting of December 16, 2005, the Board approved the formation in principal of both a compensation committee and a nominating committee, but these committees were never formed. At its meeting on December 4, 2006, the Board decided to convert the Stock Option Committee into a Compensation Committee, as noted below, and to abolish the nominating committee.

Audit Committee and Audit Committee Financial Expert

The Board has an Audit Committee consisting of Dr. Paul A. Gitman, Henry Morgan and Michael Schamroth. The Audit Committee is governed by an Audit Committee Charter filed as an appendix to this Proxy Statement. The function of the Audit Committee is to select our independent registered public accounting firm, review with the independent accountants the results of their audits, review with the independent accountants and management, our financial reporting and operating controls and the scope of audits, review our budgets and make recommendations concerning our financial reporting, accounting practices and policies and financial, accounting and operating controls and safeguards and review matters relating to the relationship between us and our auditors, including the selection of and engagement fee for the independent registered public accounting firm. The Audit Committee met six times during the year ended December 31, 2006.

Our Board has determined that it does not have a member of its Audit Committee that (i) qualifies as an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B, or (ii) is "independent" as the term is defined in the NASDAQ Marketplace Rules.

We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our current circumstances.

Compensation Committee

At a meeting on December 4, 2006, the Board decided to convert the Stock Option Committee into a Compensation Committee. The Compensation Committee is comprised of Michael Schamroth, Dr. Paul A. Gitman and Henry Morgan. Previously, the function of the Stock Option Committee was to administer both our 1997 stock option plan (the "1997 Plan"), and our 2001 stock option plan (the "2001 Plan"). The Stock Option Committee did not meet in 2006 prior to its conversion on December 4, 2006 into the Compensation Committee. Thereafter, the Compensation Committee met once during the year ended December 31, 2006.

Family Relationships

Edwin H. Wegman, our former Chairman and CEO, was (i) the father of Thomas L. Wegman, a current director nominated for reelection, and our current President, (ii) the father of Dr. Mark Wegman, a current director nominated for reelection, and (iii) the husband of Toby Wegman, a current director nominated for reelection.

Code of Business Conduct and Ethics

The Board adopted an Amended and Restated Code of Business Conduct and Ethics (“Code of Ethics”) at its Board meeting on December 4, 2006 that will apply to, among other persons, members of our Board, our officers, including our President (being our principal executive officer upon the death of Edwin H. Wegman, our former Chairman and CEO, and our principal financial and accounting officer upon the dismissal of Lawrence Dobroff on May 7, 2007), contractors, consultants and advisors. As adopted, our Code of Ethics sets forth written standards that are designed to deter wrongdoing and to promote:

(1)           honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)           full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us;

(3)           compliance with applicable governmental laws, rules and regulations;

(4)           the prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

(5)           accountability for adherence to the Code of Ethics.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The Audit Committee of our Board of Directors is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities regarding the Company’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. The Audit Committee operates pursuant to a written charter adopted by the Board. All members of the Audit Committee are non-employee directors but no member of the Audit Committee qualifies as an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B, and is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

Management of the Company has the primary responsibility for the Company’s consolidated financial statements as well as the Company’s financial reporting process, accounting principles and internal controls. Tabriztchi & Co. LLP, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s consolidated financial statements and internal control over financial reporting, and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and the effectiveness of the Company’s internal control over financial reporting.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of Tabriztchi & Co. LLP as of and for the year ended December 31, 2006 with the Company’s management and the independent registered public accounting firm. To ensure independence, the Audit Committee met separately with Tabriztchi & Co. LLP’s and members of management. These reviews included discussion with the independent registered public accounting firm of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from the Company.

Based on the reviews and discussions described above, the Audit Committee has recommended to the Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

/s/ The Audit Committee

Dr. Paul Gitman Henry Morgan Michael Schamroth

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who beneficially own more than ten percent of our shares of common stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC. Executive officers, directors, and greater-than-ten-percent holders are required to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the Forms 3, 4, and 5 furnished to us for the fiscal year ended December 31, 2006, we have determined as follows: Edwin H. Wegman, Thomas L. Wegman, Dr. Paul Gitman, Michael Schamroth and Henry Morgan were each late in filing a Form 3, one transaction on Form 4 and a Form 5 for 2005.  Jeffrey Vogel was late in filing a Form 3. Lawrence Dobroff was late in filing three transactions on Form 4.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Until the death of Edwin H. Wegman, our former Chairman and CEO, The S.J. Wegman Company owned Wilbur Street Corporation (“WSC”), which has leased to us a building serving as a manufacturing facility and headquarters in Lynbrook, New York for over 30 years. The building also serves as our administrative headquarters. Edwin H. Wegman was the President of WSC and the sole general partner of The S.J. Wegman Company, a limited partnership. Upon his death on February 16, 2007, The S.J. Wegman Company was legally dissolved. However, his death had no effect on the legal existence of WSC. At the present time, we do not know who will own or control the shares of WSC.

In January 1998, we and WSC entered into a triple net lease agreement that provided for an annual rent starting at $125,000, which was to increase annually by the amount of annual increase in the consumer price index for the greater New York metropolitan region. The lease term was 7 years, expiring on January 31, 2005. Without Board approval, the lease was renewed (a related party transaction) in July 2005 for an additional 5 years, expiring on June 30, 2010. The extension of the lease may thus not be valid. The annual rent, effective February 2006, is $150,000 ($10 per square foot) per annum.

As of December 31, 2006, the aggregate principal amount of $724,027, including compounded interest of $596,965, owed to us by Edwin H. Wegman and WSC were $1,016,595 and $304,397, respectively.  We entered into an amended and restated promissory note for these amounts with our former Chairman and CEO, which is secured by a pledge of 100% of the shares of The S.J. Wegman Company.  His death has resulted in the immediate obligation of his estate to repay the loans.  However, it is uncertain whether his estate will be able to repay the loans and, if so, on what terms.  His death has also resulted in the dissolution of The S.J. Wegman Company, which triggered a default under the pledge agreement, giving our Board the right to vote the pledged shares.  However, it is unclear as a practical matter whether the Company will be able to foreclose on the pledge.

In March 2007, in full repayment of the $304,397 loan owed to the Company by WSC, WSC offset $304,397 in back rent due from the Company in repayment of the loan.

During March 2005, the former Chairman and CEO received an advance, which under SEC rules could be considered a loan in the amount of $6,000, which was subsequently repaid within two weeks. No interest was accrued on this.

We had notes payable to Sherman Vogel, a former director and an affiliate of ours and Myron Wegman, a limited partner of The S.J. Wegman Company, an affiliate, amounting to $24,894 at December 31, 2005. The notes, which bear interest at 9% per annum, are payable on demand. These notes were repaid in December 2006.

During April 2004, we received a $45,000 non-interest bearing loan from the wife (currently a director) of the Company’s former Chairman and Chief Executive Officer. The loan was repaid in December 2006.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected Tabriztchi & Co. LLP, formerly Bloom & Co. LLP, (“Tabriztchi”) to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2007.  Tabriztchi (operating under the name Bloom & Co. LLP) was  the Company’s independent registered public accounting for the fiscal years ending December 31, 2006 and 2005.

We are asking our stockholders to ratify the selection of Tabriztchi as our independent registered public accounting firm.  Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Tabriztchi to our stockholders for ratification as a matter of good corporate practice.  In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by Tabriztchi that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year.  Representatives of Tabriztchi will be available via teleconference during the 2007 Annual Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the 2007 Annual Meeting.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of the fees billed to the Company by Tabriztchi & Co. LLP for professional services rendered for the fiscal years ended December 31, 2006 and 2005, respectively:

	2006	2005

Audit fees(1)	$60,651	$58,601

Audit-related fees	0	0
Tax fees	0	0
All other fees	0	0
__________

(1)
Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-QSB and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm. This policy generally provides that the Company will not engage its independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Board of Directors recommends a vote FOR ratification of the selection of Tabriztchi as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

GENERAL

At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the 2007 Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote such proxy card in accordance with their judgment on such matters.

STOCKHOLDER COMMUNICATIONS

The Company has a process for stockholders who wish to communicate with the Board of Directors.  Stockholders who wish to communicate with the Board may write to it at the Company’s address given above.  These communications will be received by Thomas L. Wegman, President of the Company, and will be presented to the Board.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Under Rule 14a-8 of the Exchange Act, any stockholder desiring to include a proposal in our proxy statement with respect to the 2008 annual meeting should arrange for such proposal to be delivered to us at our principal place of business no later than May 31, 2008 in order to be considered for inclusion in our proxy statement relating to such annual meeting. Matters pertaining to such proposals, including the number and length thereof, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act, the Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

In addition, pursuant to our bylaws, any stockholder desiring to submit a proposal for action or nominate one or more persons for election as directors at the 2008 annual meeting of stockholders must submit a notice of the proposal including the information required by our bylaws to us between June 26, 2008 and July 26, 2008, or else it will be considered untimely and ineligible to be properly brought before the meeting. However, if our 2008 annual meeting of stockholders is not held on October 24, 2008, under our bylaws, this notice must be provided not earlier than the 120th day prior to the 2008 annual meeting of stockholders and not later than the close of business on the later of (a) the 90th day prior to the 2008 annual meeting or (b) the fifth day following the date on which notice of the date of the 2008 annual meeting is first mailed to stockholders or otherwise publicly disclosed, whichever first occurs. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC and our bylaws will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

All such proposals and notices should be directed to the Thomas L. Wegman, our President, at 35 Wilbur Street, Lynbrook, New York 11563.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the 2007 Annual Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company.  Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

September 28, 2007	By Order of the Board of Directors
/s/ Thomas L. Wegman
Thomas L. Wegman, President

Appendix

BIOSPECIFICS TECHNOLOGIES CORP.

AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

Adopted on December 4, 2006

1.	Purpose of the Audit Committee

1.1.
The purpose of the Audit Committee (the “Committee”) of BioSpecifics Technologies Corp. (the “Company”) is to represent and assist the board of directors (the “Board”) in overseeing and monitoring (1) the integrity of the financial statements of the Company; (2) the Company’s compliance with legal and regulatory requirements, (3) the qualifications and independence of the Company’s registered public accounting firm (the “Independent Auditors”); (4) the performance of the Company’s Independent Auditors and any internal audit functions and (5) the business practices and ethical standards of the Company.

1.2.
The Committee is also responsible for (a) the appointment, compensation, retention and oversight of the work of the Company’s Independent Auditors and (b) the preparation of the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

1.3.
It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are presented fairly in all material respects in accordance with generally accepted accounting principles.  The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the Independent Auditor.

1.4.
The Audit Committee serves a board level oversight role where it oversees the relationship with the Independent Auditor, as set forth in this charter, receives information and provides advice, counsel and general direction, as it deems appropriate, to management and the Independent Auditors, taking into account the information it receives, discussions with the Independent Auditor, and the experience of the Audit Committee's members in business, financial and accounting matters.

2.	Committee Membership

The Committee shall be comprised of at least three directors determined by the Board.  All members of the Committee must each be independent. To be considered independent, each Committee member must meet the independence requirements of the Sarbanes-Oxley Act of 2002 (SOX) and the rules and regulations of the Commission as well as any applicable securities exchange or market requirements.  Each member shall be financially literate, as defined by the Commission, or must become financially literate within a reasonable period of time after their appointment to the Committee.

3.	Committee Composition/Compensation

3.1.
The members of the Committee shall be nominated and elected by the Board and shall serve until their successors shall be duly elected and qualified.  Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chair by majority vote of all of the Committee members.

3.2.
Unless otherwise determined by the Board (in which case disclosure of such determination shall be made in the Company’s annual proxy statement), no member of the Committee may serve on the audit committee of more than two other public companies.

3.3.
No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board or a committee of the Board.

4.	Meetings

4.1.
The Committee shall meet at least four times annually or more frequently as circumstances dictate or as the Committee or its Chair deem advisable.  Attendance by at least two of the three members of the Committee at any meeting shall constitute a quorum and shall be sufficient for the taking of any action before the Committee. The Committee shall meet in executive session with the Independent Auditor, the principal financial officer and management periodically.

4.2.
The Committee will cause adequate minutes of all its proceedings to be kept, and will report on its actions and activities at the next quarterly meeting of the Board.  Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent.  The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

4.3.
The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the State of Delaware.

4.4.
The Chairman of the Committee is to be contacted directly by the principal financial officer or the Independent Auditor (1) to review items of a sensitive nature that can impact the accuracy of financial reporting or (2) to discuss significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, may warrant follow-up by the Committee.

5.	Authority

5.1.
The Committee will have the resources and authority necessary to discharge its duties and responsibilities.  The  Committee shall have the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties. The Committee shall have sole authority to approve related fees and retention terms.  Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

5.2.	The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

6.	Responsibilities

The Audit Committee:

6.1.	is directly responsible for the appointment, replacement, compensation, and oversight of the work of the Independent Auditor. The Independent Auditor shall report directly to the Committee.

6.2.
obtains and reviews annually a report by the Independent Auditor describing the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

6.3.
reviews and discusses with the Independent Auditor the written statement from the Independent Auditor concerning any relationship between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor, and, based on such review, assesses the independence of the auditor.

6.4.
establishes policies and procedures for the review and pre-approval by the Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the Independent Auditor.

6.5.
reviews and discusses with the Independent Auditor: (a) its audit plans, and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the Independent Auditor's procedures with respect to interim periods.

6.6.
reviews and discusses reports from the Independent Auditors on (a) all critical accounting policies and practices used by the Company, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the Independent Auditor, and (c) other material written communications between the Independent Auditor and management.

6.7.
reviews and discusses with the Independent Auditor the Independent Auditor's judgments as to the quality, not just the acceptability, of the Company's accounting principles and such further matters as the Independent Auditors present the Committee under generally accepted auditing standards.

6.8.
discusses with management and the Independent Auditor quarterly earnings press releases, including the interim financial information and Business Outlook included therein, reviews the year-end audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, if deemed appropriate, recommends to the Board that the audited financial statements be included in the Annual Report on Form 10-KSB for the year.

6.9.
reviews and discusses with management and the Independent Auditor various topics and events that may have significant financial impact on the Company or that are the subject of discussions between management and the Independent Auditors.

6.10.	reviews and discusses with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6.11.	reviews and approves or disapproves related-party transactions.

6.12.
reviews and discusses with management, the Independent Auditor, and the Company's principal financial officer: (a) the adequacy and effectiveness of the Company's internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the Independent Auditor or management); (b) the Company's internal audit procedures; and (c) the adequacy and effectiveness of the Company's disclosures controls and procedures, and management reports thereon.

6.13.
reviews annually with the principal financial officer the scope of the internal audit program, and reviews annually the performance of both the internal audit staff and the Independent Auditor in executing their plans and meeting their objectives.

6.14.	reviews matters related to the corporate compliance activities of the Company.

6.15.
establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

6.16.	establishes policies for the hiring of employees and former employees of the Independent Auditor.

6.17.	publishes the report of the Committee required by the rules of the Commission to be included in the Company's annual proxy statement.

6.18.	when appropriate, designates one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Committee as the Committee shall direct.

6.19.	will engage in an annual self-assessment with the goal of continuing improvement, and will annually review and reassess the adequacy of its charter, and recommends any changes to the full Board.

BIOSPECIFICS TECHNOLOGIES CORP.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 24, 2007

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of BioSpecifics Technologies Corp., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated September 28, 2007, and hereby constitutes and appoints Thomas L. Wegman and Carl A. Valenstein, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2007 Annual Meeting of Stockholders to be held on October 24, 2007, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below:	☐

Thomas L. Wegman– First Class – Term expires at 2009 Annual Stockholders Meeting

Dr. Paul Gitman– First Class – Term expires at 2009 Annual Stockholders Meeting

Henry Morgan– Second Class – Term expires at 2010 Annual Stockholders Meeting

Michael Schamroth– Second Class – Term expires at 2010 Annual Stockholders Meeting

Toby Wegman– Third Class – Term expires at 2008 Annual Stockholders Meeting

Dr. Mark Wegman – Third Class – Term expires at 2008 Annual Stockholders Meeting

Withhold authority for the following:

☐ Thomas L. Wegman

☐ Henry Morgan

☐ Dr. Paul Gitman

☐ Michael Schamroth

☐ Toby Wegman

☐ Dr. Mark Wegman

2.	Approve the ratification of Tabriztchi& Co. LLP as the Company’s accountant for fiscal year 2007.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2007 Annual Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR THE RATIFICATION OF THE SELECTION OF TABRIZTCHI & CO. LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED SEPTEMBER 28, 2007 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of 2007 Annual Meeting of Stockholders and the Proxy Statement dated September 28, 2007, and the 2006 Annual Report and 2007 Quarterly Reports to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name ____________________________________________________

Name (if joint)
__________________________________________________

Date _____________, 2007

Please sign your name exactly as it appears hereon.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon.  When signing as joint tenants, all parties in the joint tenancy must sign.  When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed.  No postage is required if returned in the enclosed envelope.